UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21236

BNY Mellon Stock Funds
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	09/30/22

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon International Core Equity Fund

ANNUAL REPORT September 30, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2021, through September 30, 2022, as provided by portfolio manager James A. Lydotes of Newton Investment Management North America, LLC, sub-adviser

Market and Fund Performance Overview

For the 12-month period ended September 30, 2022, BNY Mellon International Core Equity Fund’s (the “fund”) Class A shares produced a total return of −26.61%, Class C shares returned −27.20%, Class I shares returned −26.46% and Class Y shares returned −26.45%.1 In comparison, the fund’s benchmark, the MSCI EAFE® Index (the “Index”), produced a net return of −25.13% for the same period.2

International equity markets generally lost ground in response to increasing inflationary pressures, rising interest rates and heightened geopolitical tensions. The fund underperformed the Index, primarily due to positioning in the energy and materials sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. The fund normally invests at least 80% of its assets, plus any borrowings for investment purposes, in shares of companies located in the foreign countries represented in the Index and Canada, and may also invest up to 20% of its assets in securities of issuers located in emerging market countries.

We employ a bottom-up investment approach, using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks. We seek to allocate country weights generally in accordance with the Index, but deviations from the Index country weightings may occur. We use the sector allocations of the Index as a guide, but allocations may differ from those of the Index. The fund’s stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings-growth trend.

International Equities Decline Under Economic and Geopolitical Pressure

International equity markets began the reporting period on an upswing, bolstered by improving investor sentiment regarding economically sensitive sectors. However, sentiment quickly turned negative in November 2021 as the new COVID-19 Omicron variant came to the fore. Shortly afterward, the picture for international equities was muddied still further when Jerome Powell, Chair of the U.S. Federal Reserve (the “Fed”), surprised markets by embracing a more hawkish tone regarding the tapering of the Fed’s asset-purchase program. The start of 2022 saw increasingly aggressive comments from the Fed regarding monetary tightening, along with rising tensions between Russia and Ukraine. As a result, international equity markets weakened in January, then plunged in early February as Russia invaded its neighbor.

Rapidly rising inflation—driven by increasing commodity prices—marked the second half of the period. The Fed attempted to dampen the trend by raising rates five times between March and September, from a range of 0.00 – 0.25% at the beginning of the period to 3.00% – 3.25% as of September 30, 2022, its most aggressive series of rate increases in decades, with further increases projected by the end of the year. Many other central banks followed suit, increasing concerns that global economic growth could be undermined by anti-inflationary moves. The resulting risk-off sentiment broadly undermined equity markets. By the end of the period, only the energy sector remained in positive territory, with all other industry sectors losing ground. Cyclical, growth-oriented shares underperformed their more defensive, value-oriented counterparts, with communications services, consumer discretionary, real estate and information technology producing the weakest performance, while consumer staples, health care and utilities substantially outperformed the Index average.

Positions in Energy and Materials Undermine Relative Returns

Returns relative to the Index suffered due to the fund’s underweight exposure to the strong-performing energy sector, particularly among commodity-sensitive exploration and production companies positioned to benefit most from high oil and natural gas prices. In the materials sector, holdings in European chemicals companies, such as German specialty chemical company Evonik Industries and German building materials producer HeidelbergCement, were hurt by high input costs related to escalating natural gas prices. The fund’s worst-performing country exposure was in Switzerland, where a large position in computer peripheral maker Logitech International detracted due to unfavorable comparisons to the company’s strong earnings and revenues in mid-2021, during the height of the pandemic.

Conversely, relative performance was bolstered by the fund’s underweight exposure to the real estate sector, where spiking interest rates undermined many property holders. The fund’s largest real estate holding, Hong Kong developer Sun Hung Kai Properties, performed relatively well. In communication services, shares in Australian telecommunications operator Telstra, one of the fund’s largest positions, benefited from the company’s progress in splitting out its telecommunications equipment business. Another strong-performing telecommunications holding, Japan-based Nippon Telegraph and Telephone (NTT), gained ground as the company monetized assets by carving out its existing telecommunications tower business. In the consumer discretionary space, holdings in luxury goods companies, such as LVMH Moët Hennessy Louis Vuitton and Burberry Group, held up better than shares in budget-end consumer companies. From a country perspective, holdings in Sweden contributed most positively to performance, led by tobacco company Swedish Match, which gained international market share with its smokeless, nicotine crystal products.

Maintaining a Long-Term Focus in an Uncertain Environment

As of the end of the reporting period, market sentiment is dominated by concerns regarding central banks’ responses to inflation and the potential impact of rising interest rates on global economic growth. With further tightening expected through the end of 2022, and likely beyond, we expect volatility to remain high until clear signs emerge that inflation is coming back under control. In addition, geopolitical tensions related to Russia’s ongoing invasion of Ukraine continue to further cloud the outlook for equity and bond markets alike. On the other hand, the strong U.S. dollar is likely to continue providing a tailwind for international exporters selling products in the United States. We also see indications of strengthening political will to support the development of renewables in the energy sector, a trend that bodes well for alternative energy leaders.

Given this mixed outlook, we continue to maintain the fund’s balanced investment approach, with exposure to both value and momentum factors. As of September 30, 2022, the fund holds overweight exposure to telecommunications services companies positioned

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

to benefit from the monetization of their infrastructure operations, a move that may open such companies to higher equity multiples. On a country basis, the fund holds its largest overweight positions in the UK, where we see political volatility creating investment opportunities, and in Italy, where the fund emphasizes renewable-energy-focused utilities. As of the same date, the fund maintains its most significantly underweight sector position in consumer staples, where valuations appear stretched. By country, notably underweight positions include Japan and Switzerland, due to the presence of relatively few attractive, individual investment opportunities.

October 17, 2022

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 1, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Please note: the position in any security highlight with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging market countries. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon International Core Equity Fund with a hypothetical investment of $10,000 in the MSCI EAFE® Index (the “Index”).

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A shares, Class C shares and Class I shares of BNY Mellon International Core Equity Fund on 9/30/12 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon International Core Equity Fund with a hypothetical investment of $1,000,000 in the MSCI EAFE® Index (the “Index”).

†  Source: Lipper Inc.

††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 6/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon International Core Equity Fund on 9/30/12 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 9/30/2022
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	12/8/88	-30.83%	-3.87%	2.53%
without sales charge	12/8/88	-26.61%	-2.72%	3.14%
Class C shares
with applicable redemption charge†	12/8/88	-27.85%	-3.48%	2.34%
without redemption	12/8/88	-27.20%	-3.48%	2.34%
Class I shares	12/8/88	-26.46%	-2.46%	3.42%
Class Y shares	6/1/15	-26.45%	-2.47%	3.42%††
MSCI EAFE Index		-25.13%	-.84%	3.67%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††  The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 6/1/15 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Core Equity Fund from April 1, 2022 to September 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.85	$8.14	$3.75	$3.75
Ending value (after expenses)	$757.30	$754.20	$758.20	$758.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.57	$9.35	$4.31	$4.31
Ending value (after expenses)	$1,019.55	$1,015.79	$1,020.81	$1,020.81
†

Expenses are equal to the fund’s annualized expense ratio of 1.10% for Class A, 1.85% for Class C, .85% for Class I and .85% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
September 30, 2022

Description	Shares		Value ($)
Common Stocks - 95.4%
Australia - 5.8%
AGL Energy Ltd.	243,634		1,059,831
Aristocrat Leisure Ltd.	26,335		549,597
ASX Ltd.	109,385		5,029,779
Brambles Ltd.	129,861		942,224
Fortescue Metals Group Ltd.	147,487		1,580,676
Macquarie Group Ltd.	26,445		2,566,354
			11,728,461
Austria - 1.4%
OMV AG	76,027		2,736,369
Belgium - 1.5%
Ageas SA	82,155		2,980,799
Denmark - .4%
AP Moller - Maersk A/S, Cl. B	494		894,851
France - 13.5%
AXA SA	91,622		2,006,041
BNP Paribas SA	162,379		6,855,210
Cie Generale des Etablissements Michelin SCA	131,934		2,939,346
Euroapi SA	2,952	[a]	49,152
Klepierre SA	89,456		1,544,382
LVMH SE	7,168		4,213,601
Sanofi	97,370		7,431,305
Teleperformance	8,106		2,047,918
			27,086,955
Germany - 8.5%
Allianz SE	10,468		1,656,568
Bayer AG	105,952		4,889,465
Daimler Truck Holding AG	38,256	[a]	875,523
Deutsche Post AG	134,766		4,100,712
Evonik Industries AG	137,669		2,321,474
HeidelbergCement AG	14,177		567,886
Mercedes-Benz Group AG	51,263		2,621,469
			17,033,097
Hong Kong - 1.1%
Sun Hung Kai Properties Ltd.	195,500		2,149,556
Italy - 4.7%
Enel SPA	1,327,352		5,439,520
Eni SPA	382,585		4,064,469
			9,503,989
Japan - 20.4%
Advantest Corp.	41,500		1,928,654

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 95.4% (continued)
Japan - 20.4% (continued)
Casio Computer Co.	171,000		1,503,201
FUJIFILM Holdings Corp.	24,200		1,107,410
Fujitsu Ltd.	25,100		2,706,845
ITOCHU Corp.	135,900		3,293,656
Mitsubishi Electric Corp.	163,800		1,479,687
Mizuho Financial Group Inc.	79,700		861,075
Nintendo Co.	55,000		2,227,097
Nippon Telegraph & Telephone Corp.	249,500		6,731,014
Recruit Holdings Co.	76,900		2,219,581
Renesas Electronics Corp.	296,700	[a]	2,472,734
Shionogi & Co.	72,100		3,487,988
Sony Group Corp.	54,000		3,475,565
Sumitomo Mitsui Financial Group Inc.	148,200		4,124,055
Tokyo Electron Ltd.	8,100		2,005,487
Trend Micro Inc.	27,600		1,494,770
			41,118,819
Netherlands - 7.0%
ASML Holding NV	12,649		5,246,695
ING Groep NV	228,905		1,962,703
Koninklijke Ahold Delhaize NV	269,063		6,851,406
			14,060,804
Norway - .6%
Yara International ASA	32,060		1,120,604
Singapore - .9%
Singapore Exchange Ltd.	135,200		886,391
United Overseas Bank Ltd.	49,800		904,193
			1,790,584
Spain - .7%
ACS Actividades de Construccion y Servicios SA	66,751		1,493,821
Sweden - .3%
Swedish Match AB	68,212		675,320
Switzerland - 8.6%
Kuehne + Nagel International AG	19,298		3,910,250
Novartis AG	33,970		2,589,643
Roche Holding AG	27,003		8,804,572
Sonova Holding AG	5,975		1,313,960
STMicroelectronics NV	22,758		702,188
			17,320,613
United Kingdom - 20.0%
Ashtead Group PLC	77,700		3,468,984
BAE Systems PLC	265,468		2,332,357
BP PLC	235,983		1,122,183

Description		Shares		Value ($)
Common Stocks - 95.4% (continued)
United Kingdom - 20.0% (continued)
Bunzl PLC		29,128		886,427
Burberry Group PLC		168,238		3,354,854
Centrica PLC		1,919,657		1,511,049
Diageo PLC		59,769		2,505,262
Ferguson PLC		32,546		3,388,940
GSK PLC		223,037		3,253,215
Haleon PLC		265,915	[a]	822,765
Imperial Brands PLC		70,823		1,461,488
Legal & General Group PLC		511,952		1,225,106
Melrose Industries PLC		595,773		665,197
Rio Tinto PLC		49,035		2,655,908
Shell PLC		38,591		960,156
Tate & Lyle PLC		103,024		776,711
Unilever PLC		20,181		887,961
Vodafone Group PLC		3,957,158		4,456,860
WPP PLC		559,267		4,628,188
				40,363,611
Total Common Stocks (cost $241,761,112)				192,058,253

Exchange-Traded Funds - 1.1%
United States - 1.1%
iShares MSCI EAFE ETF (cost $2,182,517)		38,862		2,176,661
	Preferred Dividend Yield (%)
Preferred Stocks - 1.7%
Germany - 1.7%
Volkswagen AG (cost $6,487,060)	5.86	28,651		3,538,938

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $363,154)	3.03	363,154	[b]	363,154
Total Investments (cost $250,793,843)		98.4%		198,137,006
Cash and Receivables (Net)		1.6%		3,227,553
Net Assets		100.0%		201,364,559

ETF—Exchange-Traded Fund

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	15.1
Capital Goods	8.9
Banks	7.3
Consumer Durables & Apparel	6.2
Semiconductors & Semiconductor Equipment	6.1
Telecommunication Services	5.6
Automobiles & Components	4.5
Transportation	4.4
Energy	4.4
Diversified Financials	4.2
Materials	4.1
Utilities	4.0
Insurance	3.9
Media & Entertainment	3.4
Food & Staples Retailing	3.4
Food, Beverage & Tobacco	2.7
Commercial & Professional Services	2.6
Software & Services	2.1
Real Estate	1.8
Investment Companies	1.3
Household & Personal Products	.8
Health Care Equipment & Services	.7
Technology Hardware & Equipment	.6
Consumer Services	.3
98.4

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 9/30/2021	Purchases ($)†	Sales ($)	Value ($) 9/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .2%	3,522,864	66,812,305	(69,972,015)	363,154	6,723
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	-	68,062,217	(68,062,217)	-	7,625	††
Total - .2%	3,522,864	134,874,522	(138,034,232)	363,154	14,348

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2022

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	250,430,689	197,773,852
Affiliated issuers	363,154	363,154
Cash denominated in foreign currency	742,266	722,897
Receivable for investment securities sold		2,818,337
Tax reclaim receivable—Note 1(b)		1,965,906
Dividends and securities lending income receivable		275,914
Receivable for shares of Beneficial Interest subscribed		213,847
Prepaid expenses		28,472
		204,162,379
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		171,292
Payable for investment securities purchased		2,182,517
Payable for shares of Beneficial Interest redeemed		317,964
Trustees’ fees and expenses payable		3,593
Other accrued expenses		122,454
		2,797,820
Net Assets ($)		201,364,559
Composition of Net Assets ($):
Paid-in capital		287,190,543
Total distributable earnings (loss)		(85,825,984)
Net Assets ($)		201,364,559

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	45,505,466	1,046,514	46,446,975	108,365,604
Shares Outstanding	1,609,783	36,431	1,604,743	3,746,353
Net Asset Value Per Share ($)	28.27	28.73	28.94	28.93

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended September 30, 2022

Investment Income ($):
Income:
Cash dividends (net of $988,566 foreign taxes withheld at source):
Unaffiliated issuers	9,585,415
Affiliated issuers	6,723
Income from securities lending—Note 1(c)	7,625
Total Income	9,599,763
Expenses:
Investment advisory fee—Note 3(a)	2,414,845
Shareholder servicing costs—Note 3(c)	470,238
Administration fee—Note 3(a)	301,856
Professional fees	118,138
Custodian fees—Note 3(c)	79,832
Registration fees	66,638
Trustees’ fees and expenses—Note 3(d)	24,645
Prospectus and shareholders’ reports	23,860
Chief Compliance Officer fees—Note 3(c)	17,230
Distribution fees—Note 3(b)	14,239
Interest expense—Note 2	4,887
Loan commitment fees—Note 2	4,030
Miscellaneous	27,026
Total Expenses	3,567,464
Less—reduction in expenses due to undertaking—Note 3(a)	(808,465)
Net Expenses	2,758,999
Net Investment Income	6,840,764
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(3,076,754)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(80,043,475)
Net Realized and Unrealized Gain (Loss) on Investments	(83,120,229)
Net (Decrease) in Net Assets Resulting from Operations	(76,279,465)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2022	2021
Operations ($):
Net investment income	6,840,764	9,506,035
Net realized gain (loss) on investments	(3,076,754)	40,771,599
Net change in unrealized appreciation (depreciation) on investments	(80,043,475)	40,687,875
Net Increase (Decrease) in Net Assets Resulting from Operations	(76,279,465)	90,965,509
Distributions ($):
Distributions to shareholders:
Class A	(8,026,895)	(1,749,965)
Class C	(240,425)	(37,411)
Class I	(10,465,272)	(3,448,407)
Class Y	(20,508,692)	(4,764,427)
Total Distributions	(39,241,284)	(10,000,210)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	6,162,408	7,196,130
Class C	36,734	97,687
Class I	19,796,224	30,971,777
Class Y	6,645,169	9,469,049
Distributions reinvested:
Class A	6,765,684	1,507,242
Class C	231,710	35,777
Class I	10,216,667	3,321,944
Class Y	20,508,558	4,764,401
Cost of shares redeemed:
Class A	(17,354,069)	(21,407,760)
Class C	(940,752)	(953,418)
Class I	(58,815,806)	(90,606,849)
Class Y	(62,138,299)	(55,754,760)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(68,885,772)	(111,358,780)
Total Increase (Decrease) in Net Assets	(184,406,521)	(30,393,481)
Net Assets ($):
Beginning of Period	385,771,080	416,164,561
End of Period	201,364,559	385,771,080

	Year Ended September 30,
	2022	2021
Capital Share Transactions (Shares):
Class Aa
Shares sold	167,217	169,271
Shares issued for distributions reinvested	168,594	36,816
Shares redeemed	(464,084)	(499,626)
Net Increase (Decrease) in Shares Outstanding	(128,273)	(293,539)
Class Ca
Shares sold	1,086	2,270
Shares issued for distributions reinvested	5,650	857
Shares redeemed	(26,001)	(22,039)
Net Increase (Decrease) in Shares Outstanding	(19,265)	(18,912)
Class I
Shares sold	518,143	720,276
Shares issued for distributions reinvested	249,126	79,586
Shares redeemed	(1,501,347)	(2,032,526)
Net Increase (Decrease) in Shares Outstanding	(734,078)	(1,232,664)
Class Y
Shares sold	183,993	233,188
Shares issued for distributions reinvested	500,453	114,199
Shares redeemed	(1,601,723)	(1,348,804)
Net Increase (Decrease) in Shares Outstanding	(917,277)	(1,001,417)

[a]	During the period ended September 30, 2021, 84 Class C shares representing $3,491 were automatically converted to 85 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	43.12	36.12	36.99	39.86	39.51
Investment Operations:
Net investment income[a]	.77	.84	.59	.89	.63
Net realized and unrealized gain (loss) on investments	(10.83)	7.06	(.44)	(3.06)	.34
Total from Investment Operations	(10.06)	7.90	.15	(2.17)	.97
Distributions:
Dividends from net investment income	(1.15)	(.90)	(1.02)	(.70)	(.62)
Dividends from net realized gain on investments	(3.64)	-	-	-	-
Total Distributions	(4.79)	(.90)	(1.02)	(.70)	(.62)
Net asset value, end of period	28.27	43.12	36.12	36.99	39.86
Total Return (%)[b]	(26.61)	22.00	.20	(5.22)	2.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.49	1.41	1.64	1.64	1.56
Ratio of net expenses to average net assets	1.11	1.12	1.12	1.12	1.12
Ratio of net investment income to average net assets	2.07	1.96	1.63	2.45	1.55
Portfolio Turnover Rate	75.11	65.57	63.59	63.16	54.84
Net Assets, end of period ($ x 1,000)	45,505	74,954	73,381	100,661	132,208

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended September 30,
Class C Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	43.69	36.54	37.37	40.13	39.63
Investment Operations:
Net investment income[a]	.54	.49	.28	.57	.25
Net realized and unrealized gain (loss) on investments	(11.09)	7.19	(.44)	(3.00)	.40
Total from Investment Operations	(10.55)	7.68	(.16)	(2.43)	.65
Distributions:
Dividends from net investment income	(.77)	(.53)	(.67)	(.33)	(.15)
Dividends from net realized gain on investments	(3.64)	-	-	-	-
Total Distributions	(4.41)	(.53)	(.67)	(.33)	(.15)
Net asset value, end of period	28.73	43.69	36.54	37.37	40.13
Total Return (%)[b]	(27.20)	21.11	(.60)	(5.94)	1.63
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.25	2.17	2.15	2.11	2.06
Ratio of net expenses to average net assets	1.88	1.90	1.90	1.90	1.90
Ratio of net investment income to average net assets	1.41	1.13	.77	1.55	.63
Portfolio Turnover Rate	75.11	65.57	63.59	63.16	54.84
Net Assets, end of period ($ x 1,000)	1,047	2,434	2,726	4,829	7,297

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class I Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	44.06	36.83	37.67	40.54	40.12
Investment Operations:
Net investment income[a]	.87	.95	.69	1.01	.78
Net realized and unrealized gain (loss) on investments	(11.08)	7.24	(.44)	(3.11)	.32
Total from Investment Operations	(10.21)	8.19	.25	(2.10)	1.10
Distributions:
Dividends from net investment income	(1.27)	(.96)	(1.09)	(.77)	(.68)
Dividends from net realized gain on investments	(3.64)	-	-	-	-
Total Distributions	(4.91)	(.96)	(1.09)	(.77)	(.68)
Net asset value, end of period	28.94	44.06	36.83	37.67	40.54
Total Return (%)	(26.46)	22.40	.43	(4.94)	2.71
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.23	1.22	1.19	1.15	1.10
Ratio of net expenses to average net assets	.85	.85	.85	.85	.85
Ratio of net investment income to average net assets	2.26	2.18	1.88	2.75	1.91
Portfolio Turnover Rate	75.11	65.57	63.59	63.16	54.84
Net Assets, end of period ($ x 1,000)	46,447	103,039	131,536	178,310	223,699

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended September 30,
Class Y Shares	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	44.03	36.81	37.65	40.52	40.10
Investment Operations:
Net investment income[a]	.90	.96	.67	1.00	.76
Net realized and unrealized gain (loss) on investments	(11.09)	7.22	(.42)	(3.10)	.34
Total from Investment Operations	(10.19)	8.18	.25	(2.10)	1.10
Distributions:
Dividends from net investment income	(1.27)	(.96)	(1.09)	(.77)	(.68)
Dividends from net realized gain on investments	(3.64)	-	-	-	-
Total Distributions	(4.91)	(.96)	(1.09)	(.77)	(.68)
Net asset value, end of period	28.93	44.03	36.81	37.65	40.52
Total Return (%)	(26.45)	22.39	.43	(4.94)	2.71
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.00	.98	.96	.95
Ratio of net expenses to average net assets	.85	.85	.85	.85	.85
Ratio of net investment income to average net assets	2.36	2.22	1.83	2.70	1.86
Portfolio Turnover Rate	75.11	65.57	63.59	63.16	54.84
Net Assets, end of period ($ x 1,000)	108,366	205,345	208,521	355,521	381,613

a  Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon International Core Equity Fund (the “fund”) is the sole series of BNY Mellon Stock Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser and the fund’s administrator Newton Investment Management North America, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

NOTES TO FINANCIAL STATEMENTS (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of September 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	-	192,058,253	††	-	192,058,253
Equity Securities - Preferred Stocks	-	3,538,938	††	-	3,538,938
Exchange-Traded Funds	2,176,661	-		-	2,176,661
Investment Companies	363,154	-		-	363,154

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually

NOTES TO FINANCIAL STATEMENTS (continued)

received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of September 30, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2022, BNY Mellon earned $1,039 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At September 30, 2022, BNY Mellon Diversified International Fund, an affiliate of the fund, held 3,732,474 Class Y shares representing approximately 53.6% of the fund’s net assets.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Foreign Investment Risk: To extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risk associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the

NOTES TO FINANCIAL STATEMENTS (continued)

extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2022, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $6,794,680, accumulated capital losses $36,480,047 and unrealized depreciation $56,140,617.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2022. The fund has $4,322,988 of short-term capital losses and $32,157,059 of long-term capital losses which can be carried forward for an unlimited period.

As a result of the fund’s merger with Dreyfus International Value Fund, capital losses of $33,279,523 are available to offset future realized gains, if any. Based on certain provisions in the Code, the losses can be utilized in subsequent years but are subject to an annual limitation.

The tax character of distributions paid to shareholders during the fiscal years ended September 30, 2022 and September 30, 2021 were as follows: ordinary income $10,008,138 and $10,000,210, and long-term capital gains $29,233,146 and $0, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2022 was approximately $464,932 with a related weighted average annualized interest rate of 1.05%.

NOTE 3—Investment Advisory Fee, Sub-Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets up to $500 million, .75% of the next $500 million of such assets, .70% of the next $500 million of such assets, .60% of the next $500 million of such assets and .50% of the fund’s average daily net assets in excess of $2 billion and is payable monthly. The investment advisory fee rate during the period ended September 30, 2022 was .80%.

The Adviser had contractually agreed, from October 1, 2021 through March 31, 2022, to waive receipt of their fees and/or assume the direct expenses of the fund, so that such expenses (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed an annual rate of 1.12% for Class A shares, 1.90% for Class C shares, .85% for Class I shares and .85% for Class Y shares of the value of the respective class’ average daily net assets. The Adviser has contractually agreed, from April 1, 2022 through February 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the fund’s classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan

NOTES TO FINANCIAL STATEMENTS (continued)

fees, taxes, interest expenses, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .85% of the value of the fund’s average daily net assets. On or after February 1, 2023, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $808,465 during the period ended September 30, 2022.

The fund compensates the Adviser under an administration agreement for providing personnel and facilities to perform accounting and administration services for the fund at an annual rate of .10% of the value of the fund’s average daily net assets. Pursuant to the administration agreement, the fund was charged $301,856 during the period ended September 30, 2022.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .32% of the value of the fund’s average daily net assets.

During the period ended September 30, 2022, the Distributor retained $541 from commissions earned on sales of the fund’s Class A shares and $100 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended September 30, 2022, Class C shares were charged $14,239 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2022, Class A and Class C shares were charged $157,714 and $4,746, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the

Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2022, the fund was charged $36,681 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2022, the fund was charged $79,832 pursuant to the custody agreement.

During the period ended September 30, 2022, the fund was charged $17,230 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fee of $144,411, administration fee of $18,051, Distribution Plan fees of $694, Shareholder Services Plan fees of $10,304, Custodian fees of $40,000, Chief Compliance Officer fees of $3,808 and Transfer Agent fees of $6,755, which are offset against an expense reimbursement currently in effect in the amount of $52,731.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended September 30, 2022, amounted to $222,820,092 and $318,157,493, respectively.

At September 30, 2022, the cost of investments for federal income tax purposes was $254,018,704; accordingly, accumulated net unrealized depreciation on investments was $55,881,698, consisting of $5,263,814 gross unrealized appreciation and $61,145,512 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of BNY Mellon International Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon International Core Equity Fund (the “Fund”) (the sole fund constituting BNY Mellon Stock Funds), including the statement of investments, as of September 30, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting BNY Mellon Stock Funds) at September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other audit procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
November 22, 2022

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended September 30, 2022:

- the total amount of taxes paid to foreign countries was $988,566.

- the total amount of income sourced from foreign countries was $12,169,653.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2021 calendar year with Form 1099-DIV which will be mailed in early 2023. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $10,996,704 represents the maximum amount that may be considered qualified dividend income. The fund also hereby reports $3.6376 per share as a long-term capital gain distribution paid on December 28, 2021.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)
Independent Board Members

Joseph S. DiMartino (78)
Chairman of the Board (2003)

Principal Occupation During Past 5 Years:

• Director and Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 94

———————

Joni Evans (80)
Board Member (2006)

Principal Occupation During Past 5 Years:

• www.wowOwow.com, an online community dedicated to women’s conversations and publications, Chief Executive Officer (2007-2019)

• Joni Evans Ltd. publishing, Principal (2006-2019)

No. of Portfolios for which Board Member Serves: 17

———————

Joan Gulley (75)
Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 40

———————

Alan H. Howard (63)
Board Member (2018)

Principal Occupation During Past 5 Years:

• Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008-Present)

• Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012-2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019), including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013-2019)

• Rossoff & Co., an independent investment banking firm, Senior Advisor (2013-June 2021)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (March 2020-April 2021)

No. of Portfolios for which Board Member Serves: 17

———————

Robin A. Melvin (59)
Board Member (2003)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 72

———————

Burton N. Wallack (71)
Board Member (2006)

Principal Occupation During Past 5 Years:

Wallack Management Company, a real estate management company, President and Co-owner (1987-Present)

Other Public Company Board Memberships During Past 5 Years:

Mount Sinai Hospital Urology Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 17

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Benaree Pratt Wiley (76)
Board Member (2016)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development. Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 61

———————

Gordon J. Davis (81)
Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm, Partner (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Family of Funds (53 funds), Board Member (1995-August 2021)

No. of Portfolios for which Advisory Board Member Serves: 39

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 44 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 55 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President and Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 55 investment companies (comprised of 108 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 55 investment companies (comprised of 115 portfolios) managed by the Adviser. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 48 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon International Core Equity Fund

240 Greenwich Street
New York, NY 10286

Adviser & Administrator

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC
BNY Mellon Center
201 Washington Street
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DIEAX Class C: DIECX Class I: DIERX Class Y: DIEYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0720AR0922

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Mr. Alan H. Howard, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Howard is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $47,500 in 2021 and $48,450 in 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,802 in 2021 and $9,833 in 2022. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2021 and $0 in 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $8,222 in 2021 and $4,763 in 2022. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2021 and $6,737 in 2022.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $761 in 2021 and $762 in 2022. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2021 and $0 in 2022.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,846,056 in 2021 and $2,219,815 in 2022.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Stock Funds

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: November 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: November 21, 2022

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: November 21, 2022

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)